OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                 Class B Share Certificate (8-1/2" x 11")


I.   FACE OF CERTIFICATE (All text and other matter lies within
               8-1/4" x 10-3/4" decorative border, 5/16" wide)

          (upper left corner, box with heading: NUMBER [of shares]

          (upper right corner)  [share certificate no.] XX-000000

          (upper right box, CLASS B SHARES
          below cert. no.)

          (centered
          below boxes)   Oppenheimer Quest Global Value Fund, Inc.


          INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS

                                             (box with number)
                                             CUSIP 6838OG 200

(at left)     is the owner of

(centered)     FULLY PAID AND NON-ASSESSABLE CLASS B SHARES OF
               CAPITAL STOCK WITH THE PAR VALUE OF $.10 EACH OF

                    Oppenheimer Quest Global Value Fund, Inc.

          hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

          WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

          (signature                Dated:   (signature
          at left of seal)                   at right of seal)

          /s/ George C. Bowen      /s/ Bridget A. Macaskill
          _____________________    ________________________
               TREASURER                PRESIDENT

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                 Oppenheimer Quest Global Value Fund, Inc.
                                   SEAL
                                   1990
                                 Maryland


(at lower right, printed
 vertically)                  Countersigned
                              OPPENHEIMERFUNDS SERVICES
                              (A DIVISION OF OPPENHEIMERFUNDS, INC.
                              Denver (CO)         Transfer Agent

                              By ____________________________
                                        Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                    rights of survivorship and not
                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ____________ Custodian ____________
                              (Cust)                   (Minor)

                              UNDER UGMA/UTMA __________________
                                                  (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_________________________________________________________________
      (Please print or type name and address of assignee)

______________________________________________________

________________________________________________Class B Shares of
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                         Signed: __________________________


                         ________________________________
                         (Both must sign if joint owners)

                         Signature(s) __________________________
                         guaranteed          Name of Guarantor
                         by:       _____________________________
                                             Signature of
                                        Officer/Title

(text printed       NOTICE: The signature(s) to this assignment
vertically to       must correspond with the name(s) as written
right of above      upon the face of the certificate in every
paragraph)          particular without alteration or enlargement or
                    any change whatever.

(text printed in    Signatures must be guaranteed by a financial
box to left of      institution of the type described in the
signature(s))       current prospectus of the Corporation.



The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a        OppenheimerFunds
watermark when viewed at an angle.           "four hands" logotype
It is invalid without this watermark:








___________________________________________________
     THIS SPACE MUST NOT BE COVERED IN ANY WAY














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